Scudder
Cash Investment
Trust

Semiannual Report
December 31,1998

Pure No-Load(TM) Funds

A money market fund for investors seeking stability of capital and, consistent therewith, liquidity of capital and current income.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                          Scudder Cash Investment Trust

--------------------------------------------------------------------------------
Date of Inception: 7/23/76   Total Net Assets as of      Ticker Symbol:  SCTXX
                            12/31/98: $1.17 billion
--------------------------------------------------------------------------------

o Scudder Cash Investment Trust provided total returns of 2.37% for the six-month period and 4.83% for the 12 months ended December 31.

o    The Fund's 30-day net annualized yield was 4.46% as of December 31, 1998.

o The majority of the Fund's investments are in high-quality commercial paper, which can offer some of the highest money market yields available.



                                Table of Contents

   3  Letter from the Fund's President     14  Notes to Financial Statements
   4  Portfolio Management Discussion      17  Shareholder Meeting Results
   6  Glossary of Investment Terms         20  Officers and Trustees
   8  Investment Portfolio                 21  Investment Products and Services
  10  Financial Statements                 22  Scudder Solutions
  13  Financial Highlights


                       2 - Scudder Cash Investment Trust

                        Letter from the Fund's President

Dear Shareholders,

     The U.S. economy and financial markets displayed remarkable resiliency amid 1998's stormy global financial environment. Prices of U.S. equities as measured by the Dow Jones Industrial Average and the S&P 500 Index rose 18.13% and 28.58%, respectively, during the year just passed, although the path upward was a bumpy one. Treasury bond prices also rose as investors sought a safe haven, and their yields declined to a 30-year low.

     Scudder Cash Investment Trust offered investors an additional refuge during 1998's volatile times, which witnessed a Russian currency devaluation, more economic troubles for Asia and South America, the near collapse of the Long Term Capital Management hedge fund, and gyrating U.S. financial markets. Through its investments in short-maturity, high-quality instruments, your Fund strives to maintain a competitive yield and a stable $1.00 share price, no matter what the market conditions. On December 31, 1998, Scudder Cash Investment Trust offered investors a 30-day net annualized yield of 4.46%. For the six-month and 12-month periods ended December 31, the Fund provided total returns of 2.37% and 4.83%, respectively. Please read the Portfolio Management Discussion beginning on page 4 for additional information concerning your Fund's investment environment, strategy, and outlook.

     For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in stocks of small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate.
Please see pages 21 through 23 for more information on Scudder products and services.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund or visit our Web site at www.scudder.com. Thank you for choosing Scudder Cash Investment Trust to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Cash Investment Trust


                       3 - Scudder Cash Investment Trust

                         Portfolio Management Discussion
Dear Shareholders,

Amid outbreaks of turbulence in financial markets around the world, Scudder Cash Investment Trust provided shareholders with a stable $1.00 share price and a competitive yield during the Fund's most recent semiannual period ended December 31, 1998. The Fund's 30-day net annualized yield was 4.46% as of December 31. For the six- and 12-month periods ended December 31, 1998, the Fund provided total returns of 2.37% and 4.83%, respectively, roughly equivalent to the 2.37% and 4.84% returns of similar money market funds during the same periods as tracked by Lipper Analytical Services, Inc.

                            In Search of a Safe Haven

In the summer and fall of 1998, many investors sought safe havens in the form of U.S. Treasury bonds and money market funds as a series of dramatic financial crises rocked the global markets. In the international capital markets, the most troublesome developments were Russia's short-term debt default and ruble devaluation, Japan's continuing banking crisis and recession, the run on Brazil's currency reserves (despite an IMF stabilization package), and the near collapse of the Long Term Capital Management hedge fund. The Federal Reserve lowered short-term interest rates by one-quarter of a percentage point on September 29, October 15, and November 17 -- taking the unexpected step of adjusting interest rates between Federal Open Market Committee meetings -- in an attempt to restore order to financial markets. Although the Fed had reportedly changed to a "neutral" stance on interest rate adjustments by late in 1998, the more than 60 interest rate reductions by central banks around the world during this period seemed to ease fears of rampant deflation and gave encouragement to
U. S. equity investors.

                          Emphasis from Highest Quality

During most of the six-month period ended December 31, we refrained from extending the Fund's average maturity because money market yields at the longer end of our acceptable maturity range did not offer attractive value. Yields of longer-maturity money market securities were disproportionately low during summer and early fall as the market awaited what turned out to be three Fed easings. The Fund's average maturity stood at 27 days as of December 31, 1998, versus 30 days as of June 30, 1998.

As part of its long-term policy, the Fund invests only in first-tier debt instruments. Because of the heightened level of volatility present in all financial markets during the period, we placed even greater emphasis on the highest quality securities.

Over the period, the Fund maintained investments in a variety of money market instruments, including commercial paper, variable- and floating-rate securities, U.S. government agency obligations, certificates of deposit, and repurchase agreements.

We continued to overweight commercial paper during the six-month period because we believe it offered the most attractive value and some of the highest money market yields available. At the close of the period, commercial paper represented 52% of the Fund's assets. The Fund's second largest sector,


                       4 - Scudder Cash Investment Trust
variable- and floating-rate securities (30% of assets), was attractive because of these securities' longer maturities, their high correlation with short-term interest rates, and their indexing features. Indexing means that the interest rate of these securities is tied to another rate such as the prime lending rate, and is adjusted up or down when the base rate changes. Variable-rate securities typically hold an incremental yield advantage over fixed-rate issues that mature in 30 days.

                           Economic Slowdown in 1999?

Shrinking corporate profit margins, a widening trade deficit, pressure on the dollar, and troubles in the emerging markets could dampen U.S. economic growth during the coming months. We do not doubt, however, the power of consumer and investor confidence to overcome adversity, as has been shown throughout the current economic expansion.

With the Federal Reserve "on hold" at present, we will pursue a cautious strategy, and will lengthen the Fund's average maturity only when we believe the Fund is adequately compensated for taking on additional risk. In addition, the Fund will carefully select among the range of maturities it can invest in, choosing short-term securities that we feel represent the best value.

We will continue to collect and analyze economic data and carefully monitor the investment climate as we position the Fund for high current income, share price stability, and liquidity. We believe that a prudently managed money market fund such as Scudder Cash Investment Trust can be a valuable part of a balanced investment portfolio.

Sincerely,

Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.      /s/John W. Stuebe
Frank J. Rachwalski, Jr.         John W. Stuebe




                       5 - Scudder Cash Investment Trust

                          Glossary of Investment Terms

CERTIFICATE OF DEPOSIT            A debt instrument issued by a bank that
                                  usually pays interest. Maturities range from a few weeks to several years, and interest rates are set by competitive forces in the marketplace.

COMMERCIAL PAPER                  Short-term obligations with maturities
                                  ranging from 2 to 270 days, and issued by banks, corporations, and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted, although some are interest-bearing, and offer a high level of safety and liquidity.

FEDERAL RESERVE BOARD (FED)       Governing board of the Federal Reserve
                                  System, which establishes policies on reserve requirements and other bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy, and regulates the purchase of securities on margin.

GROSS DOMESTIC PRODUCT (GDP)      Gross domestic product is a commonly
                                  referenced measure of the health of the U.S.
                                  economy, and refers to the market value of the goods and services produced by labor and property in the United States. Economic growth that is overly strong can lead to accelerating inflation; weak growth can lead to a recession.

INFLATION                         An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

LIQUIDITY                         A characteristic of an investment or an asset
                                  referring to the ease of convertibility into cash within a reasonably short period of time.

MATURITY Reaching the date at which a debt instrument is due and payable. A bond due to mature on January 1, 2010 will return the bondholder's principal and final interest payment on that date.

MONEY MARKET                      Market for short-term debt instruments,
                                  including banker's acceptances, commercial paper, negotiable certificates of deposit, repurchase agreements, and Treasury bills.
                                  Money market instruments are traded through dealers, money center banks, and the Open
                                  Market Trading Desk at the New York Federal
                                  Reserve Bank. All of these instruments have a high level of safety and liquidity.

                       6 - Scudder Cash Investment Trust

PRIME RATE                        The base rate that banks use in pricing
                                  commercial loans to their best and most
                                  creditworthy customers. The rate is
                                  determined by the Federal Reserve's decision to raise or lower prevailing interest rates for short-term borrowing.

REPURCHASE AGREEMENT (REPO)       Agreement between a seller and a buyer,
                                  usually of U.S. Government securities,
                                  whereby the seller agrees to repurchase the securities at an agreed-upon price and, usually, at a stated time. As a money market vehicle, repos refer to the process of a government securities dealer (usually a bank) borrowing from an investor (typically a corporation with excess cash) to finance its inventory, using the securities as collateral.

TOTAL RETURN                      The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD The dividends or interest paid on a security, expressed as a percentage of the security's current price.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                       7 - Scudder Cash Investment Trust

            Investment Portfolio as of December 31, 1998 (Unaudited)

                                                                                                Principal
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 12/31/1998
  at 4.85%, to be repurchased at $16,043,641 on 1/4/1999, collateralized by a                                     ------------
  $15,635,000 U.S. Treasury Note, 6.25%, 8/31/2000 (Cost $16,035,000) ...................     16,035,000            16,035,000
                                                                                                                  ------------
Commercial Paper 51.8%
------------------------------------------------------------------------------------------------------------------------------
Amsterdam Funding Corp., 5.3%, 1/22/1999 ................................................     20,000,000            19,937,300
Bayerische Vereinsbank AG, 5.83%, 1/4/1999 ..............................................     30,000,000            29,980,566
Coca-Cola Enterprises, Inc., 5.22%, 1/7/1999 ............................................     17,000,000            16,982,844
Coca-Cola Enterprises, Inc., 5.12%, 3/17/1999 ...........................................     28,000,000            27,711,538
CSW Credit, Inc., 5.12%, 2/12/1999 ......................................................     35,000,000            34,785,954
Eureka Securitization, Inc., 5.2%, 1/20/1999 ............................................     35,000,000            34,900,250
General Motors Acceptance Corp., 5.24%, 2/11/1999 .......................................     15,000,000            14,911,624
Goldman Sachs & Co., 5.1%, 2/24/1999 ....................................................     15,000,000            14,884,041
Goldman Sachs & Co., 5.438%, 3/26/1999 ..................................................     15,000,000            15,003,150
GTE Corp., 5.25%, 2/3/1999 ..............................................................     15,000,000            14,927,813
GTE Corp., 5.53%, 2/5/1999 ..............................................................     20,000,000            19,898,797
GTE Corp., 5.47%, 2/12/1999 .............................................................     10,000,000             9,939,680
Household International, 5.18%, 3/4/1999 ................................................     15,000,000            14,871,900
Intrepid Funding Master Trust, 5.14%, 2/9/1999 ..........................................     25,000,000            24,859,720
Lexington Parker Capital Corp., 5.43%, 2/3/1999 .........................................     18,000,000            17,910,405
Madison Funding Corp., 5.33%, 2/18/1999 .................................................     15,000,000            14,897,100
Madison Funding Corp., 5.43%, 2/4/1999 ..................................................     20,000,000            19,901,608
Merita North America, 5.35%, 1/8/1999 ...................................................     24,900,000            24,871,281
Merrill Lynch & Co., 5.13%, 1/29/1999 ...................................................     20,000,000            19,917,188
Mont Blanc Capital Corp., 5.17%, 1/14/1999 ..............................................     25,000,000            24,948,860
Mont Blanc Capital Corp., 5.38%, 1/29/1999 ..............................................     30,000,000            29,875,781
Morgan Stanley, Dean Witter Discover Co., 5.15%, 2/11/1999 ..............................     20,000,000            19,882,165
Preferred Receivables Funding Corp., 5.15%, 3/11/1999 ...................................     20,000,000            19,810,222
Sanwa Business Credit Corp., 6.1%, 1/6/1999 .............................................     20,000,000            19,979,666
Sony Capital Corp., 5.2%, 1/13/1999 .....................................................     43,000,000            42,918,322
Special Purpose Accounts Receivable Cooperative Corp., 5.2%, 3/19/1999 ..................     21,800,000            21,569,501
Transamerica Finance Corp., 5.15%, 1/14/1999 ............................................      9,700,000             9,680,158
Variable Funding Corp., 5.21%, 1/14/1999 ................................................     30,000,000            29,938,632
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $609,684,371)                                                                         609,696,066
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        8 - Scudder Cash Investment Trust

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------
Certificates Of Deposit 8.1%
------------------------------------------------------------------------------------------------------------------------------
Bankers Trust Co., 5.09%*, 7/23/1999 ....................................................     20,000,000            19,947,800
Bankers Trust Co. Floating Rate Note, 4.85%*, 4/30/1999 .................................     15,000,000            14,979,898
First Union National Bank, 5.4%*, 11/16/1999 ............................................     20,000,000            19,993,800
Goldman Sachs & Co., 5.358%*, 5/4/1999 ..................................................     30,000,000            30,000,000
Huntington National Bank, 5.625%, 1/12/1999 .............................................     10,000,000            10,000,138
------------------------------------------------------------------------------------------------------------------------------
Total Certificates Of Deposit (Cost $94,983,583)                                                                    94,921,636
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Obligations 8.7%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 4.7%*, 7/14/1999 .................................     56,000,000            55,935,600
Student Loan Marketing Association, 4.7%*, 7/12/1999 ....................................     46,500,000            46,221,000
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost $102,500,000)                                                       102,156,600
------------------------------------------------------------------------------------------------------------------------------

Short-Term and Medium-Term Notes 30.0%
------------------------------------------------------------------------------------------------------------------------------
American Honda Finance Corp., Floating Rate Note, 5.6%*, 5/26/1999 ......................     44,500,000            44,475,525
Countrywide Home Loan, Medium Term Note, 5.598%*, 10/15/1999 ............................     50,000,000            49,990,000
Household Finance Corp., Floating Rate Note, 5.19%, 3/9/1999 ............................     20,000,000            19,989,414
Household Finance Corp., Medium Term Note, 5.25%*, 5/28/1999 ............................     20,000,000            19,999,600
Lehman Brothers Holdings, 5.59%*, 10/1/1999 .............................................     30,000,000            29,775,000
Lehman Brothers Holdings, Medium Term Note, 5.61%, 3/22/1999 ............................     25,000,000            24,945,000
Merrill Lynch & Co., Medium Term Note, 5.49%*, 4/14/1999 ................................     30,000,000            29,992,200
Monsanto Co., 5%, 4/12/1999 .............................................................     25,000,000            24,659,292
NationsBank Corp., 4.83%*, 7/21/1999 ....................................................     40,000,000            40,080,000
Sigma Finance Corp., Floating Rate Note, 4.88%*, 4/27/1999 ..............................     25,000,000            24,966,250
Special Purpose Accounts Receivable Cooperative Corp., 5.12%, 4/15/1999 .................     10,000,000             9,859,708
Transamerica Finance Corp., 5.53%*, 10/22/1999 ..........................................     35,000,000            35,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term and Medium-Term Notes (Cost $354,005,392)                                                         353,731,989
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,177,208,346) (a)                                                   1,176,541,291
------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $1,777,208,346. At December 31, 1998, net unrealized depreciation for all securities based on tax cost was $667,055. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $164,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $831,432.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of December 31, 1998.

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Cash Investment Trust

                              Financial Statements

                       Statement of Assets and Liabilities

                       as of December 31, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,177,208,346) ............     $ 1,176,541,291
                 Cash ...............................................................           2,315,667
                 Receivable for Fund shares sold ....................................          13,521,714
                 Interest receivable ................................................           5,512,266
                 Other assets .......................................................              33,661
                                                                                         ------------------
                 Total assets .......................................................       1,197,924,599
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ..................................................             234,884
                 Payable for Fund shares redeemed ...................................          27,072,246
                 Accrued management fee .............................................             138,556
                 Other payables and accrued expenses ................................             664,283
                                                                                         ------------------
                 Total liabilities ..................................................          28,109,969
                -------------------------------------------------------------------------------------------
                 Net assets, at market                                                    $ 1,169,814,630
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on investments ..............            (667,055)
                 Accumulated net realized gain (loss) ...............................            (476,564)
                 Paid-in capital ....................................................       1,170,958,249
                -------------------------------------------------------------------------------------------
                 Net assets, at market                                                    $ 1,169,814,630
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($1,169,814,630 / 1,170,235,869 outstanding shares of
                   beneficial interest, $.01 par value, unlimited number of              ------------------
                   shares authorized) ...............................................               $1.00
                                                                                         ------------------

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Cash Investment Trust

                             Statement of Operations

                    year ended December 31, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $  33,134,943
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................         2,549,623
                 Services to shareholders .............................................         3,145,748
                 Custodian and accounting fees ........................................           106,861
                 Trustees' fees and expenses ..........................................             6,520
                 Reports to shareholders ..............................................           180,168
                 Registration fees ....................................................            55,856
                 Auditing .............................................................            22,450
                 Legal ................................................................            10,204
                 Other ................................................................            27,925
                                                                                           ----------------
                 Total expenses before reductions .....................................         6,105,355
                 Expense reductions ...................................................          (984,648)
                                                                                           ----------------
                 Expenses, net ........................................................         5,120,707
                -------------------------------------------------------------------------------------------
                 Net investment income                                                         28,014,236
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) on investments ..............................             8,903
                 Net unrealized appreciation (depreciation) during the period on
                   investments ........................................................          (247,502)
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                  (238,599)
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  27,775,637
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Cash Investment Trust

                       Statements of Changes in Net Assets

                                                                                             Six Months
                                                                                                Ended
                                                                                            December 31,
                                                                                                1998                Year Ended
Increase (Decrease) in Net Assets                                                            (Unaudited)           June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ...............................................     $   28,014,236         $   60,342,332
                 Net realized gain (loss) on investment transactions
                   during the period .................................................              8,903                (17,463)
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period .........................           (247,502)               (94,354)
                                                                                         ------------------     ------------------
                 Net increase (decrease) in net assets resulting from
                   operations ........................................................         27,775,637             60,230,515
                                                                                         ------------------     ------------------
                 Distributions to shareholders from:
                 From net investment income ..........................................        (28,014,185)           (60,324,869)
                                                                                         ------------------     ------------------
                 From net realized gains .............................................             (8,903)                    --
                                                                                         ------------------     ------------------
                 Fund share transactions at net asset value of $1.00 per share:
                 Shares sold .........................................................      1,217,746,367          1,976,992,854
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .....................................         26,371,536             56,773,631
                 Shares redeemed .....................................................     (1,256,068,389)        (2,282,283,081)
                                                                                         ------------------     ------------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ......................................................        (11,950,486)          (248,516,596)
                                                                                         ------------------     ------------------
                 Increase (decrease) in net assets ...................................        (12,197,937)          (248,610,950)
                 Net assets at beginning of period ...................................      1,182,012,567          1,430,623,517
                                                                                         ------------------     ------------------
                 Net assets at end of period .........................................     $1,169,814,630         $1,182,012,567
                                                                                         ------------------     ------------------

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Cash Investment Trust

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           Six Months
                                                             Ended
                                                          December 31,
                                                              1998                    Years Ended June 30,
                                                          (Unaudited)       1998        1997       1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------------
                                                         ---------------------------------------------------------------------------
Net asset value, beginning of period .................      $ 1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                         ---------------------------------------------------------------------------
Net investment income ................................         .023          .048        .046       .048        .048        .027
Less distributions from net investment income
  and net realized capital gains (a) .................        (.023)        (.048)      (.046)     (.048)      (.048)      (.027)
                                                         ---------------------------------------------------------------------------
Net asset value, end of period .......................      $ 1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                         ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .....................................         2.37**(b)     4.92(b)     4.73       4.89        4.90        2.77
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...............        1,170         1,182       1,431      1,387       1,520       1,430
Ratio of operating expenses, net to average
  daily net assets (%) ...............................          .85*          .85         .86        .83         .78         .82
Ratio of operating expenses before expense
  reduction, to average daily net assets (%) .........         1.01*          .95         .86        .83         .78         .82
Ratio of net investment income to average daily
  net assets (%) .....................................         4.65*         4.82        4.63       4.79        4.84        2.78

(a)   Net realized capital gains were less than 6/10 of $.01 per share.
(b)   Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized


                       13 - Scudder Cash Investment Trust

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Money market instruments purchased with original maturities of sixty days or less are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Debt securities for which market quotations are readily available and which have original maturities of sixty-one days or more from the date of valuation are valued by pricing agents approved by officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Other securities are appraised at fair value as determined in good faith by or on behalf of the Valuation Committee of the Board of Trustees. Repurchase agreements are valued at cost which, when combined with accrued interest receivable, approximates market.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required. At December 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $465,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2004, ($279,000), June 30, 2005 ($180,000) and June 30, 2006 ($6,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon on each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to the shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis (which in most instances is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

                       14 - Scudder Cash Investment Trust

                               B. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets and 0.35% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than .85% of average daily net assets until March 31, 1999. For the six months ended December 31, 1998, the Adviser did not impose a portion of its fee, amounting to $984,648, and the portion imposed amounted to $1,564,975, equivalent to an annual effective rate of .26% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Management Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1998, the amount charged to the Fund by SSC aggregated $1,648,292, of which $277,428 is unpaid at December 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1998, the amount charged to the Fund by STC aggregated $1,070,489, of which $183,650 is unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $47,540, of which $7,887 is unpaid at December 31, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended December 31, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $112,232.

                       15 - Scudder Cash Investment Trust

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1998, Trustees' fees and expenses aggregated $6,520.

                               C. Lines of Credit

The Fund and several Scudder Funds ("The Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                       16 - Scudder Cash Investment Trust

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Cash Investment Trust (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        630,171,796        22,296,349        30,948,408             0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        603,900,291        37,586,987        41,754,409          174,866





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                       17 - Scudder Cash Investment Trust

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                                  intentionally
                                   left blank.




                       18 - Scudder Cash Investment Trust

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                                  intentionally
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                       19 - Scudder Cash Investment Trust

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
7Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Frank J. Rachwalski, Jr.*
Vice President

David Wines*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                   *Scudder Kemper Investments, Inc.

                       20 - Scudder Cash Investment Trust

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series--
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series--
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       21 - Scudder Cash Investment Trust

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       22 - Scudder Cash Investment Trust


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       23 - Scudder Cash Investment Trust

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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